                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2000
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact name of registrant as specified in charter)


        Ohio                 1-4851                       34-0526850
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   (State or other       (Commission File     (IRS Employer Identification No.)
   jurisdiction of            Number)
   incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 5:     Other Events.
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         On September 13, 2000, The Sherwin-Williams Company issued a press release regarding expected sales and earnings for the third quarter of 2000 and full year 2000. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         Exhibit No.       Exhibit Description
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         99                Press Release of Sherwin-Williams dated
                           September 13, 2000.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE SHERWIN-WILLIAMS COMPANY


September 14, 2000                    By:  /s/ L. E. Stellato
                                         ---------------------------
                                            L.E. Stellato
                                            Vice President, General Counsel and
                                            Secretary

                                  EXHIBIT INDEX

   EXHIBIT NO.    EXHIBIT DESCRIPTION
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       99         Press Release of Sherwin-Williams dated September 13, 2000.














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